Exhibit 10.4

EXECUTION COPY

SECURITIES PLEDGE AGREEMENT

     This SECURITIES PLEDGE AGREEMENT (this “Agreement”) is made as of June 29, 2006, by and between ULTRA CLEAN HOLDINGS, INC., a Delaware corporation (“Pledgor”), in favor of SILICON VALLEY BANK, a California corporation ( “Bank”).

     WHEREAS, Ultra Clean Technology Systems and Service, Inc., a California corporation (“Ultra Clean”), Bob Acquisition Inc. (and any successor by merger), a California corporation (“Bob”), Pete Acquisition LLC (to be renamed UCT Sieger Engineering LLC), a Delaware limited liability company (“Sieger”, together with Ultra Clean and Bob, “Borrowers”) and Bank are parties to that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”).

      WHEREAS, Pledgor is the direct legal and beneficial owner of all of the issued and outstanding capital stock, all of the units of outstanding membership interests or other equity interests, as the case may be, of each of the entities set forth on Annex A hereto (the “Subsidiaries”); and

     WHEREAS, it is a condition precedent to Bank making any Credit Extensions or otherwise extending credit to Borrowers under the Loan Agreement that Pledgor execute and deliver to Bank a pledge agreement in substantially the form hereof; and

     WHEREAS, Pledgor wishes to grant pledges and security interests in favor of Bank as herein provided.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Pledge of Securities, etc.

     1.1. Pledge of Securities. Pledgor hereby pledges, assigns and grants a security interest in, mortgages, collaterally assigns and delivers to Bank all the right, title and interest of Pledgor in and to all of the shares of capital stock, partnership interests, limited liability company membership units or other units of equity ownership of every class of each of its Subsidiaries, wherever located and whether now owned or hereafter acquires or arising, as more fully described on Annex A hereto, including without limitation, with respect to any Subsidiary which is a limited liability company or a partnership, (a) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to Pledgor on account of its interest as a member or as a partner, as the case may be, in any of its Subsidiaries or in the nature of a management, investment banking or other fee paid or payable by any of the Subsidiaries to Pledgor, (b) all of Pledgor’s rights and interests under each of the partnership agreements or operating agreements, as applicable, including all voting and management rights and all rights to grant or withhold consents or approvals, (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of the Subsidiaries, (d) all other rights, interests, property or claims to which Pledgor may be entitled in its capacity as the sole member of any Subsidiary of Pledgor, and (e) all proceeds, income from, increases in and products of any of the foregoing to be held by Bank subject to the terms and conditions hereinafter set forth. The certificates for such shares, membership units, partnership interests or other units of equity ownership of every class of the capital stock or other equity interest of its Subsidiaries, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by Pledgor, have been delivered to Bank. Notwithstanding the foregoing, Pledgor shall not be required to pledge more than sixty-five percent (65%) of the shares of capital stock, partnership interests, limited liability company membership units or other units of equity ownership of every class of any of its Foreign Subsidiaries. Pledgor further represents and warrants that none of the limited liability company membership units or the partnership interests of Pledgor issued by any Subsidiary is a security governed by Article 8 of the Uniform Commercial Code of the jurisdiction in which such Subsidiary is organized.

     1.2. Additional Securities. In case Pledgor shall acquire any additional capital stock or other equity interest of any Subsidiary of Pledgor or any newly-created or acquired Subsidiary or corporation, partnership, limited liability company or other entity which is the successor of any Subsidiary of Pledgor, or any securities exchangeable for or convertible into shares of such capital stock or other equity interest of any class of any Subsidiary of Pledgor, by purchase, stock dividend, stock split or otherwise, then Pledgor shall forthwith deliver to and pledge such capital stock or other equity interests shall be subject to the pledge, assignment and security interest granted to Bank under this Agreement and shall deliver to Bank forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by Pledgor in blank. Pledgor agrees that Bank may from time to time attach as Annex A hereto an updated list of the shares of capital stock or other equity interests at the time pledged with Bank hereunder. Notwithstanding the foregoing, Pledgor shall not be required to pledge more than sixty-five percent (65%) of the shares of capital stock, partnership interests, limited liability company membership units or other units of equity ownership of every class of any of its Foreign Subsidiaries.

     1.3. Pledge of Cash Collateral Account. Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to Bank the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

     1.4. Waiver of Certain Operating Agreement Provisions. To the extent permitted by applicable law, Pledgor irrevocably waives any and all provisions of the operating agreements of each Subsidiary of Pledgor (as applicable) that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Securities Collateral or any enforcement action which may be taken in respect of any such Lien or (b) otherwise conflict with the terms of this Agreement.

     2. Definitions. The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement. Terms used herein and not defined in the Loan Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the State of California (the “UCC”) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicates or requires, and the following terms shall have the following meanings:

     Cash Collateral. See Section 4.

     Cash Collateral Account. See Section 4.

     Securities. Includes the shares of stock, membership interests, partnership interests or other equity interests described in Annex A attached hereto and any additional shares of stock, membership interests, partnership interests or other equity interests at the time pledged with Bank hereunder and the interests described in clauses (a)-(e) of Section 1.1 of this Agreement.

     Securities Collateral. The property at any time pledged to Bank hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by Pledgor to the extent expressly permitted by Section 6.

     Time Deposits. See Section 4.

     3. Security for Obligations. This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to Bank as security for the payment and performance in full of all the Obligations (including all such Obligations which would become due but for the operation of the automatic stay pursuant to §362(a) of the Bankruptcy Code of the United States and the operation of §§502(b) and 506(b) of the Bankruptcy Code of the United States).

     4. Liquidation, Recapitalization, etc.

     4.1. Distributions Paid to Bank. Any sums or other property paid or distributed upon or with respect to any of the Securities, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the extent provided in Section 6, be paid over and delivered to Bank as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Securities or any property shall be distributed upon or with respect to any of the Securities, the property so distributed shall be delivered to Bank to be held by it as security for the Obligations. Except to the extent provided in Section 6, all sums of money and property paid or distributed in respect of the Securities, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by Pledgor shall, until paid or delivered to Bank, be held in trust for Bank as security for the payment and performance in full of all of the Obligations.

     4.2. Cash Collateral Account. All sums of money that are delivered to Bank pursuant to this Section 4 shall be deposited into an interest bearing account with Bank or, if Bank is not the depositary bank, to an interest bearing account in the name of Bank as customer with a depositary bank satisfactory to Bank (any such account, whether maintained with Bank or in Bank’s name as customer being herein referred to as the “Cash Collateral Account”). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by Bank (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), that are satisfactory to Bank after consultation with Pledgor, provided, that, in each such case, arrangements satisfactory to Bank are made and are in place to perfect and to insure the first priority of Bank’s security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the “Cash Collateral.”

     4.3. Pledgor’s Rights to Cash Collateral, etc. Except as otherwise expressly provided in Section 16, Pledgor shall not have the right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require Bank to part with Bank’s possession of any instruments or other writings evidencing any Time Deposits.

     5. Warranty of Title; Authority. Pledgor hereby represents and warrants that: (a) Pledgor has good and marketable title to, and is the sole record and beneficial owner of, the Securities described in Section 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement or Permitted Liens described in clauses (b) and (h) of the definition thereof, (b) Pledgor has tendered to Bank the consent of any other partner of any Subsidiary which is a partnership or member or manager of any Subsidiary which is a limited liability company deemed necessary or appropriate by Pledgor for consummation of the transactions contemplated hereby, (c) all of the Securities described in Section 1 are validly issued, fully paid and non-assessable (or the foreign equivalent thereof, as applicable), (d) Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting and enforcement (where applicable) of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of Pledgor’s charter documents, operating agreement, partnership agreement, by-laws or other governing document or of any judgment, decree or order of any tribunal or of any agreement or instrument to which Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (e) the information set forth in Annex A hereto relating to the Securities is true, correct and complete in all respects. Pledgor covenants that it will defend the rights of Bank and security interest of Bank in such Securities against the claims and demands of all other persons whomsoever. Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Securities Collateral hereafter pledged or in which a security interest is granted to Bank hereunder and will likewise defend the rights, pledge and security interest thereof and therein of Bank.

     6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive all cash dividends or distributions paid in respect of the Securities, to vote the Securities (subject to the last sentence of this paragraph) and to give consents, waivers and ratifications in respect of the Securities; provided, however, that no vote shall be cast or consent, waiver or ratification given by Pledgor if the effect thereof could reasonably be expected to impair any of the Securities Collateral or be inconsistent with or result in any violation of any of the provisions of the Loan Agreement or any of the other Loan Documents. All such rights of Pledgor to receive cash dividends or distributions shall cease in case a Default or an Event of Default shall have occurred and be continuing. All such rights of Pledgor to vote and give consents, waivers and ratifications with respect to the Securities shall, at Bank’s option, as evidenced by Bank notifying Pledgor of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

     7. Remedies.

     7.1. In General. If an Event of Default shall have occurred and be continuing, Bank shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Bank deems expedient:

     (a) if Bank so elects and gives notice of such election to Pledgor, Bank may exercise any management or voting rights relating to the Securities (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if Bank so elects, for the liquidation of the assets of the issuer thereof or for the amendment or modification of any of the charter, by-laws, operating agreements, partnership agreements or other governing documents, and give all consents, waivers and ratifications in respect of the Securities and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Bank its proxy and attorney-in-fact, with full power of substitution, to do so);

     (b) Bank may demand, sue for, collect or make any compromise or settlement Bank deems suitable in respect of any Securities Collateral;

      (c) Bank may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as Bank thinks expedient, all without demand for performance by Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

     (d) Bank may cause all or any part of the Securities held by it to be transferred into its name or the name of its nominee or nominees; and

     (e) Bank may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by Bank, with any withdrawal penalty relating to Time Deposits being an expense of collection..

     7.2. Sale of Securities Collateral. In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of Section 7.1, and to the extent that any notice thereof is required to be given by law, Bank shall give to Pledgor at least five (5) Business Days prior authenticated notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made. Pledgor hereby acknowledges that five (5) Business Days prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. Bank may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Pledgor, to the fullest extent permitted by law). Bank may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, Bank may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. Bank may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by Bank in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to Section 9.4 of the Loan Agreement. Only after such applications, and after payment by Bank of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the UCC, need Bank account to Pledgor for any surplus.

     7.3. Registration of Securities. If Bank shall determine to exercise its right to sell or otherwise dispose of any or all of the Securities pursuant to this Section 7, and if in the opinion of counsel for Bank it is necessary, or if in the reasonable opinion of Bank it is advisable, to have the Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), Pledgor agrees to use its best efforts to cause the issuer or issuers of the Securities contemplated to be sold, to execute and deliver, and cause the directors (or other analogous persons) and officers of such issuer to execute and deliver, all at Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of Bank, advisable to register such Securities under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which Bank shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

     7.4. Private Sales. Pledgor recognizes that Bank may be unable to effect a public sale or other disposition of the Securities by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. Bank shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, Bank agrees that any sale of the Securities shall be made in a commercially reasonable manner, and Pledgor agrees to use its best efforts to cause the issuer or issuers of the Securities contemplated to be sold, to execute and deliver, and cause the directors (or other analogous persons) and officers of such issuer to execute and deliver, all at Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of Bank, advisable to exempt such Securities from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which Bank shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     7.5. Pledgor’s Agreements, etc. Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary on the part of Pledgor or with respect to the issuer of the Securities to make any sales of any portion or all of the Securities pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor’s expense. Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to Bank, that Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against Pledgor by Bank and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants to the extent it lawfully may.

     8. Marshalling. Bank shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Securities Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of Bank’s rights hereunder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of Bank’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may Pledgor hereby irrevocably waives the benefits of all such laws.

     9. Pledgor’s Obligations Not Affected. The obligations of Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Loan Agreement, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any pledge agreement, security agreement or other collateral document delivered under or in connection with the Loan Agreement; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not Pledgor shall have notice or knowledge of any of the foregoing, Pledgor hereby generally waiving all suretyship defenses to the extent applicable. Under no circumstances shall Bank be deemed to be a shareholder, member or other equity holder of any of the Subsidiaries by virtue of the provisions of this Agreement unless expressly agreed to in writing by Bank.

     10. Transfer, etc., by Pledgor. Except as expressly permitted under the Loan Agreement, without the prior written consent of Bank, Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and Permitted Liens described in clauses (b) and (h) of the definition thereof.

     11. Further Assurances. Pledgor will do all such acts, and will furnish to Bank all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as Bank may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of Bank hereunder, all without any cost or expense to Bank. Pledgor hereby irrevocably authorizes Bank at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Pledgor is an organization, the type of organization and any organization identification number issued to Pledgor. Pledgor agrees to furnish any such information to Bank promptly upon request. Pledgor also ratifies its authorization for Bank to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Pledgor will not permit to be effected any amendment or modification of the charter, by-laws, operating agreements, or other applicable organizational documents of Pledgor or any of the Subsidiaries which would (or would be reasonably likely to) adversely affect the rights or remedies of Bank hereunder or the value of the Securities Collateral.

     12. Bank’s Exoneration. Under no circumstances shall Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Bank shall not be required to take any action of any kind to collect, preserve or protect its or Pledgor’s rights in the Securities Collateral or against other parties thereto. Bank’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations. This Agreement constitutes a pledge of the Securities Collateral and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of Pledgor with respect thereto, and by its acceptance hereof and whether or not Bank shall have exercised any of its rights or remedies hereunder, Bank does not undertake to perform or discharge, and Bank shall not be responsible or liable for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls. Pledgor agrees that, notwithstanding the exercise by Bank of any of its rights hereunder, Pledgor shall remain liable nonetheless for the full and prompt performance of all of Pledgor’s obligations and liabilities under any operating agreement, limited partnership agreement, or similar document evidencing or governing any units of membership interest or limited partnership interest in any limited liability company or limited partnership included in the Securities Collateral. Under no circumstances shall Bank or any holder of any of the Obligations as such be deemed to be a member, limited partner, or other equity owner of any of the Subsidiaries by virtue of the provisions of this Agreement unless expressly agreed to in writing by Bank or such holder. Without limiting the generality of the foregoing, Bank shall not have any fiduciary duty as such to Pledgor or any other equity owner of any of its Subsidiaries by reason of this Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until Bank is actually admitted to the applicable Subsidiary as a substitute member or substitute equity owner thereof after exercising enforcement rights under part 6 of Article 9 of the Uniform Commercial Code in effect in the applicable jurisdiction, or otherwise.

     13. No Waiver, etc. Except as provided in Section 1.2 hereof with respect to any updated list of the shares of capital stock or other equity interests, neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by Bank and Pledgor. No act, failure or delay by Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Bank of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Securities Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement).

     14. Registration and Filing. Pledgor (a) has caused each Subsidiary of Pledgor to duly register the security interests granted hereby on the respective books of such Subsidiary and has furnished Bank with evidence thereof, (b) has duly executed and caused any financing statements with respect to the Securities Collateral to be filed in such a manner and in such places as may be required by law in order to fully protect the rights of Bank hereunder, and (c) will cause any financing statements with respect to the Securities Collateral at all times to be kept recorded and filed at each of the respective Subsidiaries’ expense in such a manner and in such places as may be required by law in order to fully perfect the interests and protect the rights of Bank hereunder.

     15. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 9 of the Guaranty.

     16. Termination. Upon final payment and performance in full in cash of the Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of any of the Loan Documents) and the termination of all lending and other credit commitments of Bank in respect thereof (including all outstanding Letters of Credit), this Agreement shall terminate and Bank shall, at Pledgor’s request and expense, return such Securities Collateral in the possession or control of Bank as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by Bank hereunder.

     17. Overdue Amounts. Until paid, all amounts due and payable by Pledgor hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

     18. General. In any action or proceeding between Pledgor and Bank arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ and other costs and expenses incurred, in addition to any other relief to which it may be entitled. All amendments to this Agreement must be in writing signed by both Bank and Pledgor. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Bank greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Bank under the Loan Agreement. This Agreement, the Loan Agreement and the other Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement, the Loan Agreement and the other Loan Documents merge into this Agreement, the Loan Agreement and the other Loan Documents.

     19. Choice Of Law, Venue and Jury Trial Waiver. California law governs this Agreement without regard to principles of conflicts of law. Pledgor and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Pledgor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Pledgor hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Pledgor hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Pledgor at the address set forth in Section 9 of the Guaranty and that service so made shall be deemed completed upon the earlier to occur of Pledgor’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

     TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW PLEDGOR AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A

MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

     WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

     20. Name Change of Pete Acquisition to UCT Sieger Engineering LLC. Substantially simultaneously with the consummation of the Acquisition, the name of Pete Acquisition LLC shall be changed to UCT Sieger Engineering LLC by filing such name change with the Secretary of State of the State of Delaware. From and after such time, all references to Sieger shall mean UCT Sieger Engineering LLC, a Delaware limited liability company.

[Signature Page Follows]

     IN WITNESS WHEREOF, intending to be legally bound, Pledgor and Bank have caused this Agreement to be executed as of the date first above written.

PLEDGOR:

ULTRA CLEAN HOLDINGS, INC.

By:	/s/ Jack Sexton

	Name:	Jack Sexton
	Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Maria Fischer Leaf

	Name:	Maria Fischer Leaf
	Title:	Senior Relationship Manager

     The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with Bank and Pledgor in carrying out such provisions.

Ultra Clean Technology Systems and Service, Inc.
Bob Acquisition Inc. (and any successor by merger)
 Pete Acquisition LLC (to be renamed UCT Sieger
 Engineering LLC)
Ultra Clean International Holding Company

By:

Name:
Title:

ANNEX A TO SECURITIES PLEDGE AGREEMENT

     None of the issuers has any authorized, issued or outstanding shares of its capital stock, membership interests, partnership interests or other equity interests of any class or any commitments to issue any shares of its capital stock, membership interests, partnership interests or other equity interests of any class or any securities convertible into or exchangeable for any shares of its capital stock, membership interests, partnership interests or other equity interests of any class except as otherwise stated in this Annex A.

				Number
			Number of	of	Number of	Par or
	Record	Class of	Authorized	Issued	Outstanding	Liquidation
Issuer	Owner	Shares	Shares	Shares	Shares	Value

Ultra Clean Technology	Ultra Clean Holdings, Inc.	Common	1,000	1,000	1,000	No
Systems and Service, Inc.
Bob Acquisition Inc.	Ultra Clean Holdings, Inc.	Common	1,000	1,000	1,000	No
Pete Acquisition LLC	Ultra Clean Holdings, Inc.	100%	N/A	N/A	N/A	N/A
		membership
		interest
Ultra Clean International	Ultra Clean Holdings, Inc.	Common	100	100	100	No
Holding Company*

*only 65% of the shares (which are currently represented by Certificate No. 3) are being pledged to Bank hereby.